Exhibit 10.1

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-13772) of our report dated April 22, 2004, relating to the financial statements of Satyam Computer Services Limited, which appears in this Annual Report on Form 20-F.

/s/ Price Waterhouse
Secunderabad, India June 29, 2004